Exhibit 10.1

EXECUTION VERSION

INCREMENTAL AMENDMENT No. 4, dated as of February 25, 2019 (this “Amendment”) to the Amended and Restated Credit Agreement dated as of July 17, 2015, among SUMMIT MATERIALS, LLC, a Delaware limited liability company (the “Borrower”), the Guarantors party thereto, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), Collateral Agent, L/C Issuer and Swing Line Lender and the other parties thereto (as amended on January 19, 2017, November 21, 2017 and May 22, 2018 and as further amended, restated, modified and supplemented from time to time, the “Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower has notified the Administrative Agent that it intends to (i) obtain Incremental Revolving Credit Commitments pursuant to Section 2.14 of the Credit Agreement in an aggregate principal amount of $345,000,000 (such Incremental Revolving Credit Commitments, the “New Revolving Commitments”), which New Revolving Commitments will be available on the Amendment No. 4 Effective Date (as defined below) and (ii) substantially concurrently with the incurrence described in clause (i), repay in full the principal amount of any Revolving Credit Loans (including any outstanding Swing Line Loans, the “Existing Revolving Loans”), and terminate all Revolving Credit Commitments (the “Existing Revolving Commitments”), in each case outstanding under the Credit Agreement immediately prior to the Amendment No. 4 Effective Date and pay all accrued interest and fees thereon (the “Refinancing”);

WHEREAS, subject to the terms and conditions set forth herein, each Person party hereto who has delivered a signature page as a “New Revolving Lender” has agreed to provide a New Revolving Commitment in the amount set forth opposite its name on Schedule 1.01A hereto;

WHEREAS, Section 2.14(f) and Section 10.01 of the Credit Agreement permit the Borrower and the Administrative Agent to enter into any Incremental Amendment in accordance with Section 2.14 of the Credit Agreement without the consent of any party to the Credit Agreement other than the parties hereto;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.                                           New Revolving Commitments.

(a)                                 Subject to the terms and conditions set forth herein, on the Amendment No. 4 Effective Date, each Person party hereto that executes a signature page hereto as a “New Revolving Lender” and has a New Revolving Commitment set forth opposite its name on Schedule 1.01A hereto (each, a “New Revolving Lender”) agrees, severally and not jointly, that it shall have a New Revolving Commitment in the amount set forth opposite its name on Schedule 1.01A hereto.

(b)                                 The Borrower shall consummate the Refinancing on the Amendment No. 4 Effective Date substantially concurrently with the establishment of the New Revolving Commitments.  On the Amendment No. 4 Effective Date, any Letters of Credit issued and outstanding under the Credit Agreement immediately prior to the Amendment No. 4 Effective Date shall be deemed issued under the New Revolving Commitments.

(c)                                  Effective as of the Amendment No. 4 Effective Date, (i) the New Revolving Commitments shall constitute “Incremental Revolving Credit Commitments” and “Revolving Credit Commitments” for all purposes of the Loan Documents and (ii) each Person providing a New Revolving Commitment shall become a “Revolving Credit Lender” and a “Lender” and shall have all the rights and obligations of a Lender holding a Revolving Credit Commitment.

(d)                                 The Administrative Agent and each of the New Revolving Lenders party hereto acknowledge and agree that this Amendment shall be deemed to constitute an Incremental Loan Request pursuant to Section 2.14(c) of the Credit Agreement.

Section 2.                                           Amendments.

Effective as of the Amendment No. 4 Effective Date (as defined below) and in accordance with Sections 2.14(f) and 10.01 of the Credit Agreement, the Credit Agreement is hereby amended as follows:

(a)                                 The following new definitions are hereby added to Section 1.01 of the Credit Agreement in alphabetical order:

““Amendment No. 4” means Incremental Amendment No. 4 to this Agreement dated as of February 25, 2019.”

““Amendment No. 4 Effective Date” has the meaning set forth in Amendment No. 4.”

(b)                                 Clause (c) of the definition of “Applicable Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(c)  with respect to Revolving Credit Loans and Letter of Credit Fees, (x) from the Amendment No. 4 Effective Date until the first date a Compliance Certificate is delivered following the Amendment No. 4 Effective Date pursuant to Section 6.02(a), a percentage per annum equal to (A) for Eurocurrency Rate Loans and Letter of Credit Fees, 2.75% and (B) for Base Rate Loans, 1.75% and (y) thereafter, the following percentages per annum, based upon the Consolidated First Lien Net Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Applicable Rate

Pricing Level	Consolidated First Lien Net Leverage Ratio	Eurocurrency Rate for Revolving Credit Loans and Letter of Credit Fees	Base Rate for Revolving Credit Loans
1	> 2.25:1.00	3.00%	2.00%
2	< 2.25:1.00	2.75%	1.75%

Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated First Lien Net Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided that at the option of the Administrative Agent or the Required Lenders, the highest pricing level (e.g., Pricing Level 1 in the case of the Applicable Rate for Revolving Credit Loans) shall apply (x) as of the first Business Day after the date on which a Compliance Certificate was required to have been delivered but was not delivered, and shall continue to so apply to and including the date on which such Compliance Certificate is so delivered (and thereafter the pricing level otherwise determined in accordance with this definition shall apply) and (y) as of the first Business Day after an Event of Default under Section 8.01(a) shall have occurred and be continuing, and shall continue to so apply to but excluding the date on which such Event of Default is cured or waived (and thereafter the pricing level otherwise determined in accordance with this definition shall apply).”

(c)                                  Clause (ii) of the definition of “Maturity Date” appearing in Section 1.01 of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

“(ii) with respect to the Revolving Credit Commitments, February 25, 2024; provided that if more than $100,000,000 in aggregate principal amount of the Borrower’s Senior Notes due 2023 are outstanding as of April 16, 2023, then the Maturity Date with respect to the Revolving Credit Commitments shall be April 16, 2023,”

(d)                                 The definition of “Revolving Credit Commitment” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the last sentence thereof in its entirety and adding the following to the end of such definition:

“The aggregate Revolving Credit Commitments of all Revolving Credit Lenders shall be $345,000,000 on the Amendment No. 4 Effective Date, as such amount may be adjusted from time to time in accordance with the terms of this Agreement.”

(e)                                  Schedule 1.01A to the Credit Agreement shall be amended and restated as provided in Schedule 1.01A to this Amendment.

(f)                                   Schedule 6.11 to the Credit Agreement shall be amended and restated as provided in Schedule 6.11 to this Amendment.

Section 3.                                           Breakage. By consenting to this Amendment, each New Revolving Lender party hereto agrees not to make any claims to the Borrower pursuant to Section 3.05 of the Credit Agreement with respect to any loss or expense that such New Revolving Lender may sustain or incur as a consequence of any repayment and/or conversion of its Existing Revolving Loans immediately following the Amendment No. 4 Effective Date.

Section 4.                                           Representations and Warranties, No Default.  The Borrower hereby represents and warrants that as of the Amendment No. 4 Effective Date (i) no Default or Event of Default exists and is continuing, (ii) to the best of its knowledge, the information included in any Beneficial Ownership Certification delivered to the Administrative Agent and/or any New Revolving Lender is true and correct in all material respects on and as of the date hereof and (iii) all representations and warranties of the Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof, as though made on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date (provided that representations and warranties that are qualified by materiality are true and correct (after giving effect to any qualification thereof) in all respects on and as of the date hereof or as of the specifically referenced earlier date, as the case may be).

Section 5.                                           Effectiveness.  The obligation of each New Revolving Lender to provide New Revolving Commitments and the effectiveness of the amendments set forth in Section 2 of this Amendment are subject to the following conditions precedent:

(a)                                 Consents.  The Administrative Agent shall have received executed signature pages hereto from (i) the Borrower, (ii) each Guarantor, (iii) the Administrative Agent, (iv) the Collateral Agent, (v) each Swing Line Lender, (vi) each L/C Issuer and (vii) each New Revolving Lender.

(b)                                 Fees.  The Administrative Agent and the Lead Arrangers (as defined below) shall have received all fees required to be paid, as separately agreed in writing between the Borrower and any Lead Arranger, and all expenses required to be paid or reimbursed under Section 10.04(a) of the Credit Agreement or as otherwise agreed in writing between the Borrower and any Lead Arranger for which invoices have been presented a reasonable period of time prior to the Amendment No. 4 Effective Date;

(c)                                  Legal Opinions.  The Administrative Agent shall have received a favorable legal opinion of (i) Simpson Thacher & Bartlett LLP, counsel to the Loan Parties and (ii) special counsel to the Loan Parties in each of Kansas, Kentucky, Missouri and Texas, in each case, covering such matters as the Administrative Agent may reasonably request and otherwise reasonably satisfactory to the Administrative Agent;

(d)                                 Officer’s Certificate.  The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower dated the Amendment No. 4 Effective Date certifying that (i) all representations and warranties contained in Article 5 of the Credit Agreement shall be true and correct in all material respects on and as of the Amendment No. 4 Effective Date (although any representations and warranties which expressly relate to a given date or period shall be required to be true and correct in all material respects as of the respective date or for the respective period, as the case may be), before and after giving effect to this Amendment, as though made on and as of such date and (ii) no Default or Event of Default shall have occurred and be continuing;

(e)                                  Closing Certificates.  The Administrative Agent shall have received (i) a copy of the certificate or articles of incorporation or organization, including all amendments thereto, of each Loan Party, certified, if applicable, as of a recent date by the Secretary of State of the state of its organization, and a certificate as to the good standing (where relevant) of each Loan Party as of a recent date, from such Secretary of State or similar Governmental Authority (or a certification from each Loan Party (other than the Borrower) that there have been no changes to the certificate or articles of incorporation or organization, including all amendments thereto, that were delivered to the Administrative Agent on or after Amendment No. 2 Effective Date) and (ii) a certificate of a Responsible Officer of each Loan Party dated the Amendment No. 4 Effective Date and certifying (x) that attached thereto is a true and complete copy of the by-laws or operating (or limited liability company) agreement of such Loan Party as in effect on the Amendment No. 4 Effective Date (or a certification from each Loan Party (other than the Borrower) that there have been no changes to the by-laws or operating (or limited liability company) agreement, including all amendments thereto, that were delivered to the Administrative Agent on or after the Amendment No. 2 Effective Date), (y) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such Person is a party and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (z) as to the incumbency and specimen signature of each officer executing any Loan Document on behalf of such Loan Party and countersigned by another officer as to the incumbency and specimen signature of a Responsible Officer executing the certificate pursuant to clause (ii) above;

(f)                                   Real Estate Matters.  The Administrative Agent shall have received a completed “Life-of-Loan” Federal Emergency Management Agency standard flood hazard determination with respect to each improved Mortgaged Property (together with a notice about special flood hazard area status and flood disaster assistance duly executed by the applicable Loan Party relating thereto) and, with respect to any Mortgaged Property on which any “building” (as defined in the Flood Insurance Laws) is located in a special flood hazard area, evidence of flood insurance as and to the extent required under Section 6.07(c) of the Credit Agreement;

(g)                                  Notice of Prepayment and Termination.  The Borrower shall have delivered a notice of prepayment and termination in respect of the Existing Revolving Commitments in accordance with the Credit Agreement and shall have paid in full, or substantially concurrently with the satisfaction of the other conditions precedent set forth in this Section 5, shall pay in full the principal amount of any outstanding Revolving Credit Loans (including any Swing Ling Loans) together with all accrued interest and fees thereon;

(h)                                 Upfront Fee.  The Administrative Agent shall have received, for the account of each New Revolving Lender on the Amendment No. 4 Effective Date, an upfront fee in an amount equal to 0.20% of the aggregate principal amount of New Revolving Commitments provided by such New Revolving Lender on the Amendment No. 4 Effective Date.  Such fee will be in all respects fully earned, due and payable on the Amendment No. 4 Effective Date and non-refundable and non-creditable thereafter; and

(i)                                     KYC Information.

(i)                                     Upon the reasonable written request of any New Revolving Lender made at least ten days prior to the Amendment No. 4 Effective Date, the Borrower shall have delivered to such New Revolving Lender the documentation and other information so requested in respect of any Loan Party in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the USA PATRIOT Act, in each case at least three days prior to the Amendment No. 4 Effective.

(ii)                                  At least three days prior to the Amendment No. 4 Effective Date, if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Borrower shall deliver a Beneficial Ownership Certification in relation to the Borrower to any New Revolving Lender that requests such certification at least 10 days prior to the Amendment No. 4 Effective Date.

The amendments contemplated hereby shall apply only from and after the date of effectiveness of this Amendment.

Section 6.                                           Post-Closing Covenant.  The Loan Parties shall, within 60 days after the Amendment No. 4 Effective Date (or such later date as the Administrative Agent may agree in its sole discretion), deliver to the Administrative Agent, each in form and substance reasonably acceptable to the Administrative Agent:

EITHER

(1)         written confirmation (which confirmation may be provided in the form of an electronic mail acknowledgment) from local counsel in the jurisdiction in which the Mortgaged Property is located substantially to the effect that: (x) the recording of the existing Mortgage is the only filing or recording necessary to give constructive notice to third parties of the lien created by such Mortgage as security for the Obligations, including the Obligations evidenced by the Credit Agreement, as amended pursuant to this Amendment, for the benefit of the Secured Parties; and (y) no other documents, instruments, filings, recordings, re-recordings, re-filings or other actions, including, without limitation, the payment of any mortgage recording taxes or similar taxes, are necessary or appropriate under applicable law in order to maintain the continued enforceability, validity or priority of the lien created by such Mortgage as security for the Obligations, including the Obligations evidenced by the Credit Agreement, as amended pursuant to this Amendment, for the benefit of the Secured Parties;

OR

(2)         (w) amendments to the Mortgages (“Mortgage Amendments”), (x) date down endorsements to the existing title insurance policies relating to the property subject to such Mortgage Amendment (to the extent available in the applicable jurisdiction), (y) any documents required in connection with the recording of such Mortgage Amendments and (z) opinions of local counsel with respect thereto.

Section 7.                                           Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 8.                                           Applicable Law.

(a)                                 THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)                                 ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY, AND BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS.  EACH PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR ANY OTHER DOCUMENT RELATED HERETO.  EACH PARTY HERETO WAIVES PERSONAL

SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

Section 9.                                           Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 10.                                    Effect of Amendment.  Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document.  Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect.  Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity of the Liens granted by it pursuant to the Collateral Documents.  This Amendment shall not constitute a novation of the Credit Agreement or any other Loan Document.  This Amendment is an Incremental Amendment in accordance with Section 2.14 of the Credit Agreement, shall constitute a Loan Document for purposes of the Credit Agreement and from and after the date of effectiveness, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment.  Each of the Loan Parties hereby consents to this Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement as amended hereby.

Section 11.                                    WAIVER OF RIGHT TO TRIAL BY JURY.

THE PARTIES HERETO EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AMENDMENT IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE.  THE PARTIES HERETO EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY.  WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AMENDMENT OR ANY PROVISION HEREOF.

Section 12.                                    Lead Arrangers and Lead Bookrunners.  Merrill Lynch, Pierce, Fenner & Smith Incorporated (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Amendment), Barclays Bank PLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs Bank USA, Royal Bank of Canada and Capital One, National Association (collectively, the “Lead Arrangers”) are the lead arrangers and bookrunners for this Amendment and shall be entitled to all rights, privileges and immunities applicable to the “Lead Arrangers” under the Loan Documents in connection herewith.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

SUMMIT MATERIALS, LLC

By:	/s/ Anne Lee Benedict
	Name:	Anne Lee Benedict
	Title:	Secretary

[Signature Page to Summit Amendment]

KILGORE PARTNERS, L.P.

By: SUMMIT MATERIALS, LLC, its general partner

By:	/s/ Anne Lee Benedict
	Name:	Anne Lee Benedict
	Title:	Secretary

[Signature Page to Summit Amendment]

SUMMIT MATERIALS INTERMEDIATE HOLDINGS, LLC

By:	/s/ Anne Lee Benedict
	Name:	Anne Lee Benedict
	Title:	Secretary

[Signature Page to Summit Amendment]

ALLEYTON RESOURCE COMPANY, LLC
ALLEYTON SERVICES COMPANY, LLC
AMERICAN MATERIALS COMPANY, LLC
AUSTIN MATERIALS, LLC
B & B RESOURCES, INC.
BOURBON LIMESTONE COMPANY
BOXLEY MATERIALS COMPANY
BUCKINGHAM SLATE COMPANY, LLC
BUCKINGHAM SLATE #1, LLC
BUCKINGHAM SLATE #2, LLC
BUILDEX, LLC
COLORADO COUNTY SAND & GRAVEL CO., L.L.C.
COLUMBIA AGGREGATES, LLC
CON-AGG COMPANIES, LLC
CONCRETE SUPPLY OF TOPEKA, INC.
CONTINENTAL CEMENT COMPANY, L.L.C.
CORNEJO & SONS, L.L.C.
ELAM CONSTRUCTION, INC.
GEORGIA STONE PRODUCTS, LLC
GLASSCOCK COMPANY, INC.
GLASSCOCK LOGISTICS COMPANY LLC
GREEN AMERICA RECYCLING, LLC
H. C. RUSTIN CORPORATION
HAMM, INC.
HINKLE CONTRACTING COMPANY, LLC
INDUSTRIAL ASPHALT, LLC
KILGORE COMPANIES, LLC
LAREDO PAVING, INC.
LEGRAND JOHNSON CONSTRUCTION CO.
LEWIS & LEWIS, INC.
MID-MISSOURI LIMESTONE, LLC
METRO READY MIX, L.L.C.
N. R. HAMM CONTRACTOR, LLC
N. R. HAMM QUARRY, LLC
NORTHWEST AGGREGATES, INC.
NORTHWEST READY MIX, INC.
OHIO VALLEY ASPHALT, LLC
PEAK MATERIALS, LLC
PELICAN ASPHALT COMPANY LLC
PENNY’S CONCRETE AND READY MIX, L.L.C.
PRICE CONSTRUCTION, LTD.
R.D. JOHNSON EXCAVATING COMPANY, LLC
RAZORBACK CONCRETE COMPANY

[Signature Page to Summit Amendment]

READY MIX CONCRETE OF SOMERSET, LLC
RK HALL, LLC
SCS MATERIALS, LLC
SIERRA READY MIX LIMITED LIABILITY COMPANY
SUMMIT FINANCE GROUP, LLC
SUMMIT MATERIALS CORPORATIONS I, INC.
TROY VINES, INCORPORATED
WALKER SAND & GRAVEL LTD. CO.
XIT SAND AND GRAVEL, LLC

By:	/s/ Anne Lee Benedict
	Name:	Anne Lee Benedict
	Title:	Secretary

[Signature Page to Summit Amendment]

BANK OF AMERICA, N.A.,
as Administrative Agent and Collateral Agent

By:	/s/ Mollie S. Canup
Name: Mollie S. Canup
Title: Vice President

[Signature Page to Summit Amendment]

BANK OF AMERICA, N.A.,
as L/C Issuer and Swing Line Lender

By:	/s/ Kyle Hartman
Name: Kyle Hartman
Title: Vice President

[Signature Page to Summit Amendment]

BANK OF AMERICA, N.A.,
as a New Revolving Lender

By:	/s/ Kyle Hartman
Name: Kyle Hartman
Title: Vice President

[Signature Page to Summit Amendment]

CITIBANK, N.A.,
as a New Revolving Lender

By:	/s/ Justin S. Tichauer
Name: Justin S. Tichauer
Title: Managing Director & Vice President

[Signature Page to Summit Amendment]

GOLDMAN SACHS BANK USA,
as a New Revolving Lender

By:	/s/ Ryan Durkin
Name: Ryan Durkin
Title: Authorized Signatory

[Signature Page to Summit Amendment]

CAPITAL ONE NATIONAL ASSOCIATION,
as a New Revolving Lender

By:	/s/ Benjamin Lucas
Name: Benjamin Lucas
Title: Vice President

[Signature Page to Summit Amendment]

DEUTSCHE BANK AG, NEW YORK BRANCH,
as a New Revolving Lender

By:	/s/ Yumi Okabe
Name: Yumi Okabe
Title: Vice President

By:	/s/ Michael Strobel
Name: Michael Strobel
Title: Vice President

[Signature Page to Summit Amendment]

BARCLAYS BANK PLC,
as a New Revolving Lender

By:	/s/ Craig Malloy
Name: Craig Malloy
Title: Director

[Signature Page to Summit Amendment]

ROYAL BANK OF CANADA,
as a New Revolving Lender

By:	/s/ Raja Khanna
Name: Raja Khanna
Title: Authorized Signatory

[Signature Page to Summit Amendment]